BALANCE SHEET - USD ($)	Dec. 31, 2021	Dec. 31, 2020
Assets
Cash And Cash Equivalents	$ 615,749	$ 326,713
Accounts Receivable	84,365	756,095
Inventory	1,790,952	2,172,327
Other Assets	3,000
Fixed Assets	698,580	849,027
Intangible Assets	3,167,945	3,184,280
Operating Lease Right-of-use - Other	499,758	196,299
Total Assets	6,860,349	7,484,742
Liabilities & Equity
Current Liabilities	392,431	1,028,749
Long Term Liabilities	907,013	1,169,373
Additional Paid In Capital	5,242,832	4,998,910
Common Stock	48,783	292,705
Retained Earnings	(4,824)	(15,636)
Dividends Paid	(310,280)
Net Income	584,394	10,641
Laser Photonics Corp Equity	5,560,905	5,286,620
Total Liabilities & Equity	$ 6,860,349	$ 7,484,742
Dividends Paid Per Share	$ 0.07	$ 0.00